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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2014

Jones Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36006 (Commission File Number)	80-0907968 (I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

        The information set forth in Item 9.01 below is incorporated by reference in its entirety.

        On March 24, 2014, the Company issued a press release announcing that, subject to market conditions, Jones Energy Holdings, LLC ("JEH"), a subsidiary of the Company, and Jones Energy Finance Corp., a subsidiary of JEH, intend to offer $300 million in aggregate principal amount of senior unsecured notes due 2022 in a private placement to eligible purchasers. A copy of the press release is furnished as Exhibit 99.1 hereto.

        In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, each as amended.

Item 9.01.    Financial Statements and Exhibits.

(b)   Pro Forma Financial Information

        The following unaudited pro forma condensed consolidated financial statements of Jones Energy, Inc. (the "Company"), which give effect to the acquisition of oil and natural gas properties from Sabine Mid-Continent, LLC (the "Sabine Acquisition"), are attached hereto as Exhibit 99.2 and incorporated herein by reference.

  •
  Introduction

  •
  Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013

  •
  Notes to unaudited pro forma condensed consolidated financial statements

(d)   Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release, dated March 24, 2014
99.2	Unaudited pro forma condensed consolidated financial statements of the Company for the year ended December 31, 2013, which give effect to the Sabine Acquisition.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.
Date: March 24, 2014	By:	/s/ ROBERT J. BROOKS Robert J. Brooks Executive Vice President and Chief Financial Officer

 INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release, dated March 24, 2014
99.2	Unaudited pro forma condensed consolidated financial statements of the Company for the year ended December 31, 2013, which give effect to the Sabine Acquisition.

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS